Inventories	12 Months Ended
Dec. 31, 2018
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Inventories

NOTE 12—INVENTORIES

Inventories increased by 99 million euros compared to December 31, 2017 and consisted of the following:

	As of December 31,
	2018	2017
	(millions of euros)
Raw materials and supplies	1	1
Work in progress and semi-finished products	1	3
Finished goods	387	286

Total	389	290

The inventories mainly consist of equipment, handsets fixed and mobile telecommunications and relative accessories, as well as office products, special printers and gaming terminals.

Inventories mainly consisted of 348 million euros for the Domestic Business Unit (259 million euros at December 31, 2017) and 41 million euros for the Brazil Business Unit (31 million euros at December 31, 2017).

Inventories are stated net of a provision for bad debts amounting to 11 million euros (13 million euros at December 31, 2017).